CALAMOS ETF TRUST

(the “Trust”)

Calamos Antetokounmpo Global Sustainable Equities ETF

(the “Fund”)

Supplement dated May 28, 2024

to the Fund’s Prospectus dated December 1, 2023

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

Effective immediately, the first paragraph under “Principal Investment Strategies” on page 1 of the statutory prospectus is hereby replaced with the following:

The Fund is an actively managed exchange-traded fund ("ETF") that does not seek to replicate the performance of a specified index. The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of companies in developed markets (including the U.S.) and emerging markets (including frontier market countries) that, in the view of Calamos Advisors LLC ("Calamos Advisors" or the "Sub-adviser"), have above average growth potential and meet the environmental, social and governance ("ESG") criteria set out under "Additional Information About Investment Strategies and Related Risks" below. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, including emerging markets, unless market conditions are not deemed favorable by the Sub-adviser, in which case the Fund would invest at least 30% of its net assets in non-U.S. equity securities. The Fund will generally be invested in a minimum of five (5) countries.

Additionally, the third paragraph under “Additional Information About Investment Strategies and Related Risks” on page 7 of the prospectus is hereby replaced with the following:

The Fund will, under normal market circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes, if any) in equity securities of companies in developed markets (including the U.S.) and emerging markets (including frontier market countries), that have, in the view of Calamos Advisors, have above average growth potential and meet the ESG criteria set out below. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, including emerging markets, unless market conditions are not deemed favorable by the Sub-adviser, in which case the Fund would invest at least 30% of its net assets in non-U.S. equity securities. The Fund will generally be invested in a minimum of five (5) countries.